UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2020

HAWAIIAN HOLDINGS INC
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 31, 2020, Hawaiian Airlines, Inc. (“Hawaiian”), a wholly owned subsidiary of Hawaiian Holdings, Inc. (“Holdings” and together with Hawaiian, the “Company”), informed approximately 414 U.S.-based employees in its Air Line Pilots Association (“ALPA”) and Association of Flight Attendants (“AFA”) work groups of its intent to implement a workforce reduction plan impacting them and an additional 28 employees in the ALPA work group who will receive individual notices at a later date. The Company expects to issue additional notices to employees in its International Association of Machinists and Aerospace Workers and Transport Workers Union work groups. These notices are related, but not in addition, to notices sent on July 29, 2020 in order to comply with various labor regulations in certain jurisdictions, including the Worker Adjustment and Retraining Notification Act, pursuant to which the Company informed its employees of the possibility of a workforce reduction impacting a total of approximately 2,135 employees (956 employees in the ALPA and AFA work groups).

These notices are part of the Company’s response to the impacts of the COVID-19 pandemic on the Company’s business operations and financial position. In addition to the health and safety concerns related to the COVID-19 pandemic, governments have instituted requirements of self-isolation or quarantine. As a result, global travel demand declined precipitously to historically low levels and has remained depressed through the date hereof, necessitating that the Company significantly reduce system capacity to a level that maintains essential services while aligning capacity with expected demand. The Company is taking these actions to re-balance its workforce to better align with the evolving needs of the business.

At this time, the Company is unable to make a good faith determination of an estimate or a range of estimates as required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to workforce reduction actions. The Company will file an amendment to this Current Report on Form 8-K after it makes such a determination.

Prior to implementation of the aforementioned workforce reduction plan and as part of its cost reduction and liquidity preservation measures in response to the COVID-19 pandemic, the Company reduced its non-contract positions by approximately 14%. The Company offered voluntary leave programs to each of its work groups, and voluntary separation packages, including early retirement options, for eligible employees. Additionally, all of the Company’s officers have reduced their base salaries by between 10% and 50% through at least September 30, 2020, and members of the Company’s Board of Directors have also temporarily reduced their compensation.

As of the date hereof, the Company expects that the workforce reduction actions discussed above will take effect on or after October 1, 2020.

Item 8.01 Other Events

As discussed above, on August 31, 2020, the Company distributed a communication to employees regarding the workforce reduction. This internal communication is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Letter to Employees, dated August 31, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current plans and expectations. Such forward-looking statements include, without limitation, future events, the Company’s future financial or operating performance or the Company’s business plans and financing, including with respect to the nature, timing and scope of potential workforce reductions. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” “will,” variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and assumptions relating to the Company’s operations and business environment, all of which may cause outcomes to be materially different from any expected outcomes, expressed or implied, in these forward-looking statements. These risks and uncertainties include, without limitation: statements regarding the Company’s future financial and operating performance, including the continuing and developing effects of the COVID-19 pandemic on the Company’s business and on the demand for air travel generally; the Company’s efforts to reduce operating expenses and adjust cash flows in light of the ongoing economic challenges resulting from the COVID-19 pandemic; the Company’s expected costs related to restructuring and related charges, including the timing of such charges; and other macroeconomic, political and regulatory developments.

The risks, uncertainties and assumptions described above also include the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company on the date hereof. Except as required by law, the Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2020

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer